Exhibit 10.1

AMENDMENT NO. 3

Dated as of March 25, 2011

to

CREDIT AGREEMENT

Dated as of February 8, 2010

THIS AMENDMENT NO. 3 (“Amendment”) is made as of March [    ], 2011 by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Collateral Agent (the “Collateral Agent”) and as Administrative Agent (the “Administrative Agent” and, together with the Collateral Agent, the “Agents”), under that certain Credit Agreement dated as of February 8, 2010 by and among the Borrower, the Lenders and the Agents (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments with respect to the Credit Agreement;

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, Section 1.1 of the Credit Agreement is amended as follows:

(a) The definition of “Revolving Loan Termination Date” set forth therein is amended to delete the following parenthetical therefrom: “(or, solely with respect to the Non-Extending Lender, the Non-Extending Lender Revolving Loan Termination Date)”;

(b) The definitions of “Non-Extending Lender” and “Non-Extending Lender Revolving Loan Termination Date” set forth therein are amended and restated in their entirety as follows:

“ “Non-Extending Lender” means [Reserved]. As of the Amendment No. 3 Effective Date, there are no Non-Extending Lenders.”

“ “Non-Extending Lender Revolving Loan Termination Date” means [Reserved]. As of the Amendment No. 3 Effective Date, there is no Non-Extending Lender Revolving Loan Termination Date.”; and

(c) The following definition of “Amendment No. 3 Effective Date” is added to Section 1.1 in its appropriate alphabetical order therein:

“ “Amendment No. 3 Effective Date” means March 25, 2011.”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders (including Israel Discount Bank), the Administrative Agent and the Collateral Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (b) the Borrower shall have paid, for the account of Israel Discount Bank, an upfront fee in an amount equal to 0.05% multiplied by Israel Discount Bank’s Commitment, and (c) the Borrower shall have paid, to the extent invoiced, all fees and expenses of the Administrative Agent and its affiliates (including attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks.

6. Headings. Section headings in this Amendment are included herein for

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convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC., as the Borrower

By:	/S/ J. BRANDON BLACK
Name:	J. Brandon Black
Title:	President & CEO

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/S/ ANNA C. ARAYA
Name:	Anna C. Araya
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/S/ ANNA C. ARAYA
Name:	Anna C. Araya
Title:	Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

BANK OF AMERICA, N.A., as a Lender

By:	/S/ CHRISTOPHER D. PANNACCIULLI
Christopher D. Pannacciulli
Senior Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

SUNTRUST BANK, as a Lender

By:	/S/ WILLIAM CHRISTENSEN
Name:	William Christensen
Title:	Director

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/S/ HARRY COMNINELLIS
Name:	Harry Comninellis
Title:	Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CALIFORNIA BANK & TRUST, as a Lender

By:	/S/ MICHAEL POWELL
Name:	Michael Powell
Title:	Senior Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CITIBANK, N.A., as a Lender

By:	/S/ DENNIS JANS
Name:	Dennis Jans
Title:	Sr. Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:	/S/ KENNETH LIPKE
Name:	Kenneth Lipke
Title:	FVP

By:	/S/ JEFFERY S. ACKERMAN
Name:	Jeffery S. Ackerman
Title:	Senior Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

MANUFACTURERS BANK, as a Lender

By:	/S/ MAUREEN KELLY
Name:	Maureen Kelly
Title:	Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

UNION BANK, N.A., as a Lender

By:	/S/ MARK ADELMAN
Name:	Mark Adelman
Title:	Vice President

Signature Page to Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Credit Agreement dated as of February 8, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., in its individual capacity as a Lender and in its capacites as contractual representative (the “Administrative Agent”) and as collateral agent (the “Collateral Agent”), which Amendment No. 3 is dated as of March 25, 2011 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: March 25, 2011

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC.		ASCENSION CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name: J. Brandon Black		Name: J. Brandon Black
Title: President & CEO		Title: President

MIDLAND PORTFOLIO SERVICES, INC.		MIDLAND FUNDING LLC

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name: J. Brandon Black		Name: J. Brandon Black
Title: President		Title: President

MIDLAND INDIA LLC		MIDLAND INTERNATIONAL LLC

By:	/s/ Ronald E. Naves, Jr.	By:	/s/ J. Brandon Black
Name: Ronald E. Naves, Jr.		Name: J. Brandon Black
Title: Secretary		Title: President

MIDLAND FUNDING NCC-2 CORPORATION		MRC RECEIVABLES CORPORATION

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name: J. Brandon Black		Name: J. Brandon Black
Title: President		Title: President

Signature Page to Consent and Reaffirmation

Amendment No. 3

Encore Capital Group, Inc.

Credit Agreement dated as of February 8, 2010